UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 2, 2020

AMERITRUST CORPORATION

(formerly known as Gryphon Resources, Inc.)

 (Name of small business in its charter)

_____________________________________

Nevada	000-53371	98-0465540
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
(Address of principal executive offices) 3512 Desert Mesa Road Roanoke, Texas 76262 Registrant’s telephone number 315-254-8553

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  [  ]

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act). [   ]  Yes [X]  No

Item 2.01- Completion of Acquisition or Disposition of Assets

On August 28, 2020 Ameritrust Corporation, a Wyoming Corporation ["Ameritrust"] merged with Ameritrust Corporation, a Georgia corporation ["AMGA"].  Ameritrust is a wholly owned subsidiary of AMGA.  In accordance with the terms of the Merger Agreement between the companies AMGA shareholders received one share of common stock of Ameritrust for each share of AMGA that they held. Ameritrust is the surviving corporation in the merger.

Ameritrust is a real estate holding, developing and operating company.

Certain statements contained in this current report on Form 8-K are forward-looking statements and are based on future expectations, plans and prospects for Ameritrust’s business and operations and involve a number of risks and uncertainties. Ameritrust’s forward-looking statements in this report are made as of the date hereof and Ameritrust disclaims any duty to supplement, update or revise such statements on a going forward basis, whether as a result of subsequent developments, change, expectations or otherwise. In connection with the "safe harbour" provision of the Private Securities Litigation Reform Act of 1995 Ameritrust is identifying certain forward-looking information regarding, among other things, the merger of AMGA into Ameritrust, which is a wholly owned subsidiary of Ameritrust. Actual events or results may differ materially from those contained in these forward-looking statements. Important factors that could cause further events or results to vary from those addressed in the forward-looking statements include, without limitation, risks and uncertainties arising from the ability of Ameritrust to successfully complete the merger, to implementation of Ameritrust's business plan; uncertainties relating to the ability to realize the expected benefits of the merger; unanticipated or unfavorable regulatory matters; general economic conditions in the region and industry in which Ameritrust operates, and other risk factors as discussed in Ameritrust’s other filings made from time to time with the United States Securities and Exchange Commission.

Item 9.01- Financial Statements and Exhibits

A. Financial Statements for Business Acquired.  Ameritrust will file the financial statements required to be filed by this Item not later than seventy-one (71) days after the date on which this Form 8-K is required to be filed.

B. Pro-Forma Financial Information.  Ameritrust will file the pro-forma financial statements required to be filed by this Item no later than seventy-one (71) days after the date on which this Form 8-K is required to be filed.

C. Exhibit 10.1- Merger Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: September 2, 2020	AMERITRUST CORPORATION By:/s/Seong Y. Lee Name: Seong Y. Lee Title: Chief Executive Officer